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                AMENDMENT NO. SEVEN TO FIRST AMENDED AND RESTATED
                             BUSINESS LOAN AGREEMENT


                  This Amendment No. Seven to First Amended and Restated Business Loan Agreement (this "Amendment") dated as of July 9, 1997, is between Bank of America National Trust and Savings Association (the "Bank") and Reliance Steel & Aluminum Co. (the "Borrower").


                                    RECITALS

                  A. The Bank and the Borrower entered into a certain First Amended and Restated Business Loan Agreement dated as of June 26, 1996, as modified by amendments dated as of September 25, 1996, September 27, 1996, October 1, 1996, February 1, 1997, March 19, 1997, and March 26, 1997 (as amended, the "Agreement").

                  B. The Bank and the Borrower desire to further amend the Agreement.


                                    AGREEMENT

                  1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

                  2. Amendments. The Agreement is hereby amended as follows:

                           2.1 Effective March 26, 1997, in Paragraph 1.6(e),
the words "a per annum issuance fee equal to 0.875%" are amended to read "a per annum issuance fee equal to 0.625%."

                           2.2 Effective April 1, 1997, in Paragraph 2.3(f) of
the Agreement, the words "a non-refundable fee equal to 7/8% per annum" are amended to read "a non-refundable fee equal to 5/8% per annum."

                           2.3 Paragraph 8.2(c) of the Agreement is amended in
full to read as follows:

                               "(c)  Intentionally deleted."

                  3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the


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Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

                  4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

                   This Amendment is executed as of the date stated at the beginning of this Amendment.

                                           BANK OF AMERICA NATIONAL
                                           TRUST AND SAVINGS ASSOCIATION


                                           By: /s/ Donald G. Farris
                                              -------------------------
                                                   Donald G. Farris
                                           Title:  Vice President


                                           RELIANCE STEEL & ALUMINUM CO.


                                           By: /s/ Steven S. Weis
                                              -------------------------
                                           Title: Chief Financial Officer


                                           By: /s/ David H. Hannah
                                              -------------------------
                                           Title: President


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